UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02992

Exact name of registrant as specified in charter:	Dryden National Municipals Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2008

Date of reporting period:	8/31/2008

Item 1 – Reports to Stockholders

AUGUST 31, 2008	ANNUAL REPORT

Dryden National Municipals Fund, Inc.

FUND TYPE

Municipal bond

OBJECTIVE

High level of current income exempt from federal income taxes

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

October 15, 2008

Dear Shareholder:

We hope you find the annual report for the Dryden National Municipals Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk. Keep in mind that diversification and asset allocation do not assure against loss in declining markets.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden National Municipals Fund, Inc.

Dryden National Municipals Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden National Municipals Fund, Inc. is to seek a high level of current income exempt from federal income taxes. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares). Gross operating expenses: Class A, 0.96%; Class B, 1.16%; Class C, 1.66%; Class Z, 0.66%. Net operating expenses apply to: Class A, 0.91%; Class B, 1.16%; Class C, 1.41%; Class Z, 0.66%, after contractual reduction through 12/31/2009.

Cumulative Total Returns as of 8/31/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	2.66%	20.03%	48.15%	—
Class B	2.41	18.55	44.46	—
Class C	2.08	17.06	40.89	—
Class Z	2.91	21.54	N/A	48.84% (1/22/99)
Lehman Brothers Municipal Bond Index[2]	4.48	24.21	60.94	**
Lipper General Municipal Debt Funds Avg.[3]	1.92	18.42	43.81	***

Average Annual Total Returns[4] as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–7.55%	1.22%	2.93%	—
Class B	–8.53	1.64	3.10	—
Class C	–5.02	1.56	2.85	—
Class Z	–3.46	2.30	N/A	3.65% (1/22/99)
Lehman Brothers Municipal Bond Index[2]	–1.87	2.84	4.24	**
Lipper General Municipal Debt Funds Avg.[3]	–4.83	1.73	2.98	***

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Distributions and Yields as of 8/31/08
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[5] at Tax Rates of
			33%	35%
Class A	$0.62	2.70%	4.03%	4.16%
Class B	$0.58	2.56	3.82	3.93
Class C	$0.55	2.29	3.42	3.53
Class Z	$0.65	3.06	4.57	4.71

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 years of returns.

2The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives an indication of how long-term investment-grade municipal bonds have performed.

3The Lipper General Municipal Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper General Municipal Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in municipal debt issues in the top four credit ratings.

4The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.50%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

5Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

**Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total return as of 8/31/08 is 56.15% for Class Z. Lehman Brothers Municipal Bond Index Closest Month-End to Inception average annual total return as of 9/30/08 is 4.20% for Class Z.

***Lipper Average Closest Month-End to Inception cumulative total return as of 8/31/08 is 40.19% for Class Z. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/08 is 2.95% for Class Z.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden National Municipals Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 8/31/08
Puerto Rico Comnwlth., G.O., Linked B.P.O.-A.M.B.A.C.-T.C.R.S., 7.00%, 07/01/10	1.8%
Erie Cnty. Ind. Dev. Agcy., Sch. Fac. Rev., City of Buffalo Proj., F.S.A., 5.75%, 05/01/24	1.5
Mercer Cnty. Poll. Control Rev., Antelope Valley Station, A.M.B.A.C., 7.20%, 06/30/13	1.5
Energy Northwest Wash. Elec. Rev., Columbia Stn., Ref., Ser. A, 5.00%, 07/01/24	1.3
Metropolitan Pier & Exposition Auth., Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, M.B.I.A., 5.25%, 06/15/42	1.2

Issues are subject to change.

Credit Quality* expressed as a percentage of net assets as of 8/31/08
Aaa	18.1%
Aa	35.6
A	27.6
Baa	11.4
Ba	0.1
Caa	0.4
Not Rated	9.6
Total Investments	102.8
Liabilities in excess of other assets	–2.8
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden National Municipals Fund’s Class A shares returned 2.66% for the 12 months ended August 31, 2008, underperforming the 4.48% return of the Lehman Brothers Municipal Bond Index (the Index) but outperforming the 1.92% return of the Lipper General Municipal Debt Funds Average.

How is the Fund managed?

The Fund is managed by Prudential Fixed Income Management, which employs a team-based approach in which research plays a crucial role. Senior investment professionals develop a quarterly market outlook that provides an overall view on the economy, interest rates, risk levels in the major bond markets, and yield curves in the major bond markets. A yield curve is a single-line graph that depicts yields on bonds of the same credit quality from the shortest to the longest maturities.

The quarterly market outlook helps set broad investment strategies for the Fund, which invests primarily in municipal bonds rated investment grade and unrated municipal bonds that Prudential Fixed Income Management believes are comparable in quality. The Fund can also invest up to 15% of its investable assets in municipal bonds of below-investment-grade quality, though its exposure is usually far less than this amount. The Fund selects debt securities from a variety of municipal market sectors and from every geographic region of the United States in order to spread risk. In deciding which bonds to buy and sell, portfolio managers work closely with a team of five credit research analysts, four of whom have more than 15 years of experience analyzing tax-exempt debt securities.

What were conditions like in the municipal bond market?

The tax-exempt bond arena faced challenges of historic proportions as a crisis in credit markets in the United States spread to financial markets around the world. Early in the reporting period, the Federal Reserve (the Fed) tried to prevent a rising tide of delinquencies and foreclosures on subprime mortgages from engulfing the broader U.S. economy. The Fed reduced its target for the federal funds rate charged on overnight loans between banks to 4.75% from 5.25% in September 2007. It hoped that lower borrowing costs would encourage companies to continue to expand their businesses and consumers to spend freely for goods and services. Initially, the rate cut buoyed financial markets, helping municipal bonds post a considerable gain for that month.

However, it became increasingly clear that more aggressive, inventive measures were needed to support the economy and ease stresses in the credit markets. Wall Street investment banks and commercial banks were forced to write down billions of dollars of debt securities linked to subprime mortgages. MBIA Inc., Ambac Financial Group

Dryden National Municipals Fund, Inc.	5

Strategy and Performance Overview (continued)

Inc., and other firms that insure about half of all outstanding municipal bonds faced huge potential losses from guaranteeing subprime mortgage-related debt securities. Commercial banks were reluctant to lend money to each other, businesses, and consumers. The U.S. economy shed thousands of jobs, housing prices continued to fall, and the inventory of houses for sale climbed.

A concerned Fed acted decisively. It repeatedly eased monetary policy, pushing down its target for the federal funds rate to 2.00%. In addition, the Fed allowed Wall Street investment banks to borrow money from its discount window on much the same terms as commercial banks. It also helped facilitate JP Morgan Chase & Co.’s hurried acquisition of Bear Stearns Cos. at a deep discount before the latter slid into bankruptcy.

As the credit crisis worsened, investors continued to seek safe haven in U.S. Treasury securities, which are rated AAA because the federal government backs their interest and principal payments. This flight to quality enabled the Treasury market to substantially outperform the municipal bond market, which had to contend with the failure of its auction-rate securities arena. Rates on these debt securities that financed student loans, hospital projects, and other endeavors were reset at auctions held every week or so. A lack of bidders for these debt securities, many of which were backed by municipal bond insurers, caused the majority of auctions to fail in early 2008 and the market for these securities collapsed.

How did the municipal bond market sectors perform?

A flight to quality also played out within the tax-exempt market as debt securities rated investment grade dramatically outperformed debt securities rated below investment grade. General obligation bonds also beat revenue bonds. States, local governments, and other issuers with the power to tax can sell general obligation bonds and use their general revenues to pay interest and principal on their debt securities. In contrast, interest and principal on revenue bonds are only paid from revenues derived from a specific source or project. Among revenue bonds, the only sector that posted a decline for the 12-month period was corporate-backed municipal bonds, which are issued to finance projects such as pollution control facilities. The housing sector posted a marginally positive total return. Healthcare, education, and other revenue bond sectors posted modest, positive total returns for the reporting period.

How did the Fund’s yield curve strategy affect its performance?

The Fund was positioned to take advantage of changes in the slope of the municipal bond yield curve, which became much steeper during the reporting period. As the

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Fed repeatedly cut short-term rates, yields on shorter-term municipal bonds declined sharply because they are more sensitive to changes in monetary policy, while long-term municipal bond yields moved higher. Since bond prices move inversely to yields, shorter-term municipal bond prices increased, but long-term municipal bond prices fell. Anticipating these developments, Prudential Fixed Income Management employed a “yield curve steepener” strategy emphasizing the shorter end of the municipal bond yield curve. This benefited the Fund’s performance.

How did the Fund’s allocation strategy affect its performance?

Key aspects of the Fund’s allocation strategy hurt its performance relative to the Index. Most notably, the Fund underperformed the Index because it had a smaller exposure than the Index to general obligation bonds, which performed well in the risk averse environment. The Fund holds fewer of these debt securities because they typically pay less interest income than revenue bonds. This approach is in keeping with the Fund’s objective to seek a high level of current income exempt from federal income taxes. Selectively investing in municipal bonds rated below investment grade that provide attractive interest income is also in keeping with the Fund’s objective. However, the poor performance of bonds in the below-investment-grade rating categories detracted from the Fund’s return for the reporting period. The Index consists entirely of bonds rated investment grade.

The Fund had a larger exposure than the Index to healthcare bonds, which lagged the broader municipal bond market as the sector absorbed a flood of new long-term bonds during the reporting period. Some healthcare issuers that could no longer raise money via auction rate securities began to finance their projects by selling long-term municipal bonds. Despite this weakness, Prudential Fixed Income Management continues to favor the sector from the perspective of credit quality and has confidence in the Fund’s healthcare holdings.

The Fund also had a larger exposure than the Index to the corporate-backed sector via municipal bonds backed by Waste Management, Inc. and TXU Energy Co., two of the largest corporate issuers in the tax-exempt market. In addition to pressure from the flight to quality, this sector faced concern that corporate profitability will continue to suffer as a weak job market and soaring prices for energy and food slow consumer spending, which accounts for two-thirds of economic activity in the United States. Having an overweight position in corporate-backed municipal bonds was a negative for the Fund.

Did the Fund hold municipal bonds that were pressured most by the credit crisis?

The Fund had an indirect exposure to subprime mortgages by holding bonds of municipal entities whose proceeds were used to purchase natural gas on a long-term

Dryden National Municipals Fund, Inc.	7

Strategy and Performance Overview (continued)

basis for customers of municipal utilities. This allows the utilities to arrange a dependable supply of natural gas at favorable prices. Ratings of these natural gas prepayment bonds are typically based on the lowest rating of any of the participants in the transaction, which historically was based on the company that provides a performance guarantee for the natural gas supplier. In the majority of cases, this company is a Wall Street brokerage firm.

Concern about Wall Street’s massive losses on subprime mortgage-related securities had a negative impact on natural gas prepayment bonds. For example, the Fund owned Tennessee Energy Acquisition Corp. gas project revenue bonds that were downgraded to A2 from Aa3 by Moody’s Investors Service (Moody’s) during the reporting period. The rating action occurred because Moody’s lowered to A2 from Aa3 the rating of MBIA, which insures certain non-rated municipal participants in the project. Standard & Poor’s Ratings Service (S&P) rates the bonds AA-minus based on the project’s gas supplier, which is guaranteed by The Goldman Sachs Group Inc., currently the lowest rated participant.

How did the Fund’s sizeable exposure to insured bonds affect its performance?

The ratings of municipal bond insurers such as MBIA, Ambac, Financial Security Assurance, Financial Guaranty Insurance Company, and Syncora Guarantee Inc. (formerly XL Capital Assurance Inc.) came under pressure, albeit some more than others. This occurred as municipal bond insurers are also involved to varying degrees in providing guarantees on securities linked to subprime mortgages. Bond insurers apply such rigorous underwriting standards to municipal bonds that they do not expect to suffer any losses on them. Therefore, when a bond insurer’s rating was downgraded below that of the municipal bond it guaranteed, the price of that debt security adjusted to reflect its underlying rating. Such was the case with some insured municipal bonds held by the Fund.

What else had a significant impact on the Fund?

The Fund benefited when some of the bonds it held became pre-refunded. The maturity of pre-refunded bonds is shortened when an issuer takes advantage of a decline in yields by issuing new bonds at lower interest rates. Proceeds of the new bonds are used to purchase special federal government securities held in an escrow account. Cash flow from these securities pays interest on the pre-refunded bonds until a predetermined date when the bonds are retired prior to their original maturity. This process may reduce the issuer’s costs, and the pre-refunded bonds often become rated triple-A. In the risk-averse environment, pre-refunded bonds performed better than the broader municipal bond market.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2008, at the beginning of the period, and held through the six-month period ended August 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Dryden National Municipals Fund, Inc.	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden National Municipals Fund, Inc.		Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,044.20	0.87%	$4.47
	Hypothetical	$1,000.00	$1,020.76	0.87%	$4.42

Class B	Actual	$1,000.00	$1,042.80	1.12%	$5.75
	Hypothetical	$1,000.00	$1,019.51	1.12%	$5.69

Class C	Actual	$1,000.00	$1,040.80	1.37%	$7.03
	Hypothetical	$1,000.00	$1,018.25	1.37%	$6.95

Class Z	Actual	$1,000.00	$1,045.50	0.62%	$3.19
	Hypothetical	$1,000.00	$1,022.02	0.62%	$3.15

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2008, and divided by the 366 days in the Fund’s fiscal year ended August 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of August 31, 2008

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 102.6%

Alabama 0.4%
Alabama Spl. Care Facs. Fin. Auth. Rev., Ascension Hlth. Sr. Credit, Ser. D	Aa1	5.00%	11/15/39	$2,000	$1,907,580
Mobile Indl. Dev. Brd., Pwr. Co. (Mandatory Put Date 3/19/12)	A2	4.75	6/01/34	1,000	1,029,520

					2,937,100

Alaska 0.3%
Alaska Student Loan Corp. Ed. Ln. Rev., Ser. A-2, A.M.T.	AAA(d)	5.00	6/01/18	2,000	2,008,660

Arizona 2.2%
Arizona Hlth. Facs. Auth. Rev., Banner Health, Ser. D	AA-(d)	5.50	1/01/38	2,500	2,449,875
Ser. A	AA-(d)	5.00	1/01/35	1,500	1,400,130
Maricopa Cnty. Incl. Dev. Auth. Hlth. Facs. Rev., Catholic Healthcare West, Ser. A	A2	5.25	7/01/32	2,500	2,383,850
Mcallister Academic Vlg. LLC Rev., Ariz. St. Univ. Hassayampa Rfdg.,	A1	5.00	7/01/38	1,000	938,150
Pima Cnty. Ind. Dev. Auth. Rev., Tucson Elec. Pwr. Co., F.S.A.	Aaa	7.25	7/15/10	520	523,323
Pima Cnty. Uni. Sch. Dist. No. 1, G.O., F.G.I.C.(f)	A2	7.50	7/01/10	3,000	3,271,830
Salt River Proj. Agric. Impvt. & Pwr. Dist. Elec. Sys. Rev., Ser. A	Aa1	5.00	1/01/38	3,000	3,049,050
Tucson Cnty., G.O., Ser. A	Aa3	7.375	7/01/12	1,100	1,285,229

					15,301,437

California 9.1%
Anaheim Pub. Fin. Auth. Lease Rev., Ser. 641B, F.S.A., R.I.T.E.S.(h)	Aaa	6.00	9/01/24	5,500	6,276,765

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	11

Portfolio of Investments

as of August 31, 2008 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

California (cont’d)
Sub-Pub. Impts. Proj., Ser. 641A, F.S.A., R.I.T.E.S.(h)	Aaa	6.00%	9/01/16	$6,690	$7,688,743
Bay Area Toll Auth. Toll Brdg. Rev. San Francisco Bay Area,
Ser. F	Aa3	5.00	4/01/31	5,000	5,056,400
Ser. F1	Aa3	5.00	4/01/39	1,500	1,517,595
California Infrastructure & Econ. Dev. Bk. Rev. & Econ. Dev. Walt Dis. Fam. Musm., Walt & Lilly Dis.	A1	5.25	2/01/38	3,000	2,955,660
California Poll. Control Fin. Auth. Solid Waste Disp. Rev., Pac. Gas. Poll. Ctl. Rev., F.G.I.C., A.M.T.	A3	4.75	12/01/23	2,500	2,158,775
Waste Mgmt., Inc. Proj., Ser. B, A.M.T.	BBB(d)	5.00	7/01/27	1,000	808,490
California St.,
G.O.	A1	5.00	8/01/34	3,000	2,947,260
Var. Purp. G.O.	A1	5.00	3/01/27	7,865	7,918,797
Var. Purp. G.O.	A1	5.50	3/01/26	1,000	1,056,050
Ser. A, G.O., M.B.I.A.	A1	5.25	2/01/27	5,000	5,084,500
California Statewide Cmntys. Dev. Auth. Rev., Var. Kaiser C	A+(d)	5.25	8/01/31	1,000	993,890
Folsom Cordova Uni. Sch. Dist. Sch. Facs. Impvt. Dist., No. 2, G.O., Ser. A, C.A.B.S., M.B.I.A.	A2	5.29(k)	10/01/21	60	31,076
Fresno Calif. Swr. Rev., Ser. A, A.G.C.	Aaa	5.00	9/01/33	2,000	2,015,660
Golden St. Tobacco Securitization Corp., Tobacco Settlement Rev., C.A.B.S. Asset Bkd., Ser. A-2 (Converts to 5.30% on 12/1/12)	Baa3	5.10(k)	6/01/37	5,000	2,804,150
Asset Bkd., Ser. A, A.M.B.A.C. (Converts to 4.60% on 6/01/10)	Aa3	4.321(k)	6/01/23	500	425,445
Loma Linda Hosp. Rev., Loma Linda Univ. Med. Center, Ser. A	Baa1	5.00	12/01/20	3,000	2,929,950

See Notes to Financial Statements.

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Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)	Value (Note 1)

California (cont’d)
Pittsburg Redev. Agcy. Tax Alloc., Los Medanos Cmnty. Dev. Proj., C.A.B.S., A.M.B.A.C.	Aa3	5.544	%(k)	8/01/25	$2,000	$788,060
Redondo Beach Unified School Dist., G.O., Election 2008, Ser. A	BBB(d)	4.75		8/01/33	1,500	1,446,840
San Francisco Calif City & Cnty., Arpts., Commn. Int’l. Arpt., Rfdg. Second. Ser. 34E, A.M.T., F.S.A.	Aaa	5.75		5/01/21	3,500	3,668,980
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev., Ser. A, C.A.B.S., M.B.I.A.	A2	5.658(k)		1/15/36	11,000	2,072,840
Santa Margarita Dana Point Auth. Impvt. Rev., Dists. 3, 3A, 4, 4A, Ser. B, M.B.I.A.	A2	7.25		8/01/14	2,000	2,425,960

						63,071,886

Colorado 0.9%
Denver City & Cnty. Arpt. Rev. Sys., Ser. A, F.G.I.C.	A1	5.00		11/15/25	6,500	6,352,840

Connecticut 1.4%
Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Yale Univ. X-3	Aaa	4.85		7/01/37	2,835	2,857,141
Connecticut St. Spl. Tax Oblig. Rev., Trans. Infrastructure, Ser. A (Partially Pre-refunded Date 6/01/08)(b)	Aaa	7.125		6/01/10	685	721,716
Connecticut St., G.O., Ser. D, (Pre-refunded Date 11/15/11)(b)(h)	Aa3	5.00		11/15/19	5,710	6,170,569

						9,749,426

District of Columbia 1.3%
District of Columbia Rev., Geo. Washington Univ., Ser. A, M.B.I.A.	A1	5.125		9/15/31	2,040	2,046,487
District of Columbia, G.O., Ser. E	Aaa	5.00		6/01/28	2,500	2,552,075

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	13

Portfolio of Investments

as of August 31, 2008 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

District of Columbia (cont’d)
Metropolitan Washington DC, Arpt. Auth. Sys., Ser. A,	Aa3	5.25%	10/01/27	$1,000	$983,390
A.M.T., A.M.B.A.C.	Aa3	5.00	10/01/32	3,725	3,431,209

					9,013,161

Florida 6.9%
Bayside Impvt. Cmnty. Dev. Dist., Cap. Impvt. Rev., Ser. A	NR	6.30	5/01/18	445	449,085
Florida Sr. Brd. Ed. Cap. Lottery Rev., Ser. B	A2	5.00	7/01/23	5,185	5,289,114
Outlay, G.O.	Aa1	9.125	6/01/14	1,260	1,463,629
Outlay, Pub. Ed., Ser. C, G.O., F.G.I.C.	Aa1	5.50	6/01/16	1,000	1,072,000
Florida St. Dept. Environ. Prot. Pres. Rev., Florida Forever, Ser. A, M.B.I.A.	A1	5.25	7/01/17	2,950	3,144,258
Florida St. Dept. of Trans., Right of Way, Rfdg., G.O., Ser. A	Aa1	5.00	7/01/23	1,500	1,562,070
Greater Orlando Aviation, Auth. Arpt. Facs. Rev., Ser. A, F.S.A., A.M.T.	Aaa	5.00	10/01/23	4,240	4,060,350
Greyhawk Landing Cmnty. Dev. Dist. Rev., Spec. Assmt., Ser. B	NR	6.25	5/01/09	100	99,833
Highlands Cmnty. Dev. Dist. Rev., Spec. Assmt.	NR	5.55	5/01/36	500	385,940
Highlands Cnty. Hlth. Facs. Auth. Rev., Hosp. Adventist/Sunbelt, Ser. A (Pre-refunded Date 11/15/11)(b)	A1	6.00	11/15/31	1,000	1,111,780
Adventist Hlth., Ser. B	A1	5.00	11/15/25	1,615	1,571,815
Hillsborough Cnty. Aviation Auth. Rev., Tampa Int’l. Arpt., Ser. A, A.M.T., M.B.I.A.	Aa3	5.50	10/01/15	1,000	1,031,450
Jacksonville Aviation Auth. Rev, A.M.T., A.M.B.A.C.	Aa3	5.00	10/01/26	1,855	1,737,356
Jacksonville Econ. Dev. Cmnty., Hlth. Care Facs. Rev., Mayo Clinic	Aa2	5.00	11/15/36	2,500	2,390,650
Anheuser Busch Proj., Ser. B, A.M.T.	A2	4.75	3/01/47	1,500	1,194,780

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Florida (cont’d)
Jacksonville Elec. Auth. Rev., St. Johns Rvr. Pwr. Park Issue 2, Ser. 7, C.A.B.S.	Aa2	3.793%(k)	10/01/10	$1,000	$947,660
Jea. Elec. Sys. Rev., Ser. C	Aa3	5.00	10/01/13	3,750	4,029,563
Jacksonville Sales Tax Rev., A.M.B.A.C.	Aa3	5.50	10/01/18	1,000	1,055,340
Jacksonville Wtr. & Swr. Dev. Rev., United Wtr. Proj., A.M.T., A.M.B.A.C.	Aa3	6.35	8/01/25	1,500	1,500,885
Miami Dade Cnty. Aviation Rev., Miami Int’l. Arpt., Ser. C, A.M.T., F.S.A.	Aaa	5.25	10/01/26	3,000	2,917,920
Miami Dade Cnty. Wtr. & Swr. Rev., Rfdg. Sys., Ser. B	Aaa	5.25	10/01/22	3,000	3,187,590
Palm Beach Cnty. Arpt. Sys. Rev., Ser. A, A.M.T., M.B.I.A.	A2	5.00	10/01/34	1,250	1,117,850
Palm Beach Cnty. Sch. Brd., C.O.P., Ser. A, F.G.I.C.	A1	5.00	8/01/24	2,150	2,156,472
Paseo Cmnty. Dev. Dist. Cap. Impvt. Rev., Ser. A	NR	5.40	5/01/36	300	226,359
Polk Cnty. Sch. Dist. Sales Tax Rev., Sch. Impvt., F.S.A.	Aaa	5.25	10/01/17	1,000	1,081,680
Sch. Impvt., F.S.A.	Aaa	5.25	10/01/18	1,000	1,081,510
Reunion West Cmnty. Dev. Dist. Spl. Assmt. Rev.,	NR	6.25	5/01/36	990	844,361
West Palm Beach Cmnty. Redev. Agy., Northwood-Pleasant Cmnty. Redev., Tax Allocation Rev.	A(d)	5.00	3/01/35	1,000	856,340

					47,567,640

Georgia 0.9%
Burke Cnty. Dev. Auth. Pollutn. Ctl. Rev., Oglethorepe Pwr. Vogtle. Proj. B	A3	5.50	1/01/33	750	754,290
Forsyth Cnty. Sch. Dist. Dev., G.O.	Aa2	6.75	7/01/16	500	584,390
Fulton Cnty. Sch. Dist., G.O.	Aa2	6.375	5/01/17	750	909,225
Georgia St. Rd. & Twy. Auth. Rev., Fed. Hwy. Grant Antic Bds, Ser. A	Aaa	5.00	6/01/18	1,500	1,658,130

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	15

Portfolio of Investments

as of August 31, 2008 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Georgia (cont’d)
Private Colleges & Univs. Auth. Rev., Emory. Univ., Ser. C	Aa2	5.00%	9/01/38	$2,000	$2,020,400

					5,926,435

Guam 0.1%
Guam Govt. Wtrwks. Auth. Rev.	Ba2	6.00	7/01/25	500	495,460

Illinois 3.7%
Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt., 3rd Lien, Ser. A, M.B.I.A.	A1	5.25	1/01/26	2,000	2,014,380
Ser. B-1, X.L.C.A.	A1	5.25	1/01/34	1,975	1,939,549
Gilberts Special Service Area No. 9 Special Tax, Big Timber Proj. (Pre-refunded Date 3/01/11)(b)	AAA(d)	7.75	3/01/27	2,000	2,289,000
Illinois Ed. Facs. Auth. Student Hsg. Rev., Ed. Advancement Fund, Ser. B	Baa3	5.00	5/01/30	4,000	3,348,040
Univ. Center Proj. (Pre-refunded Date 5/01/12)(b)	Aaa	6.00	5/01/22	1,500	1,684,350
Illinois Fin. Auth. Rev., Northwestern Mem. Hosp., Ser. A, (Pre-refunded Date 8/15/14)(b)	Aa2	5.25	8/15/34	5,000	5,583,800
Metropolitan Pier & Exposition Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, M.B.I.A.	A1	5.25	6/15/42	8,500	8,595,455

					25,454,574

Indiana 1.2%
Indiana Mun. Pwr. Agcy. Pwr. Supply Sys. Rev., M.B.I.A.	A1	5.00	1/01/37	5,000	4,823,500
Indianapolis Local Public Impt. Arpt. Auth. Rev., Ser. F, A.M.B.A.C., A.M.T.	Aa3	5.00	1/01/36	2,500	2,224,100
Noblesville Ind. Redev. Auth. Econ. Dev. Rev., Lease Rental 146th Str., Extn. A	AA-(d)	5.25	8/01/25	1,250	1,272,475

					8,320,075

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Kansas 1.5%
Sedgwick & Shawnee Cnty. Sngl. Fam. Hsg. Rev., Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.70%	12/01/27	$1,685	$1,728,827
Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.75	6/01/27	1,635	1,675,090
Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.85	12/01/27	1,400	1,439,676
Wyandotte Cnty. Kansas City Unified Gov. Util. Sys. Rev., Rfdg., Ser. 2004, A.M.B.A.C.	Aa3	5.65	9/01/19	5,000	5,500,300

					10,343,893

Louisiana 0.3%
New Orleans, G.O., Rfdg., M.B.I.A.	A2	5.25	12/01/22	2,000	2,031,160

Maryland 0.5%
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Medstar Hlth.	A3	5.25	5/15/46	2,000	1,845,840
Maryland St. Indl. Dev. Fin. Auth., Synagro Baltimore, Ser. A, Rfdg., A.M.T.	NR	5.25	12/01/13	600	596,418
Takoma Park Hosp. Facs. Rev., Washington Adventist Hosp., E.T.M., F.S.A.(b)	Aaa	6.50	9/01/12	970	1,048,987

					3,491,245

Massachusetts 3.1%
Boston Ind. Dev. Fin. Auth. Swr. Facs. Rev., Harbor Elec. Energy Co. Proj., A.M.T.	Aa3	7.375	5/15/15	895	903,816
Massachusetts St. Hlth. & Ed. Facs. Auth. Rev., Caritas Christi Obligation, Ser. B	Baa3	6.75	7/01/16	3,590	3,790,035
Simmons College, Ser. D, A.M.B.A.C. (Pre-refunded Date 10/01/10)(b)	Aa3	6.05	10/01/20	1,000	1,089,430

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	17

Portfolio of Investments

as of August 31, 2008 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Massachusetts (cont’d)
Univ. Massachusetts Proj., Ser. A, F.G.I.C. (Pre-refunded Date 10/01/10)(b)(a)	NR	5.875%	10/01/29	$500	$542,940
Valley Region Hlth. System, Ser. C, CONNIE LEE	NR	7.00	7/01/10	825	884,656
Massachusetts St. Port Auth. Spl. Facs. Rev., Bosfuel Proj., A.M.T., F.G.I.C.	A2	5.00	7/01/32	5,000	4,433,450
Massachusetts St., G.O., Fltg-Cons. Ln., Ser. A, F.G.I.C.	Aa2	2.446	5/01/37	3,000	2,220,750
Ser. B, F.S.A.	Aaa	5.25	9/01/24	6,000	6,647,279
Rail Connections, Inc., Rev., Route 128, Ser. B, A.C.A.— C.B.I., C.A.B.S. (Pre-refunded Date 7/01/09)(b)	Aaa	3.585(k)	7/01/21	2,500	1,158,725

					21,671,081

Michigan 1.1%
Michigan Higher Ed. Student Ln. Auth. Rev., Student Ln., Ser. XVII-Q, A.M.B.A.C., A.M.T.	Aa3	5.00	3/01/31	3,000	2,426,370
Michigan St. Hosp. Fin. Auth. Rev., Henry Ford Hlth., Ser. A	A1	5.25	11/15/46	2,000	1,825,240
McLaren Healthcare	A1	5.75	5/15/38	1,000	999,900
Okemos Pub. Sch. Dist., G.O.,
M.B.I.A., C.A.B.S.	A1	4.327(k)	5/01/12	1,100	969,903
M.B.I.A., C.A.B.S.	A1	4.457(k)	5/01/13	1,000	845,790
Wyandotte Elec. Rev., M.B.I.A.	A2	6.25	10/01/08	450	451,584

					7,518,787

Minnesota 0.3%
Minnesota Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtge., Ser. I, A.M.T.	Aa1	5.80	1/01/19	2,305	2,325,491

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Missouri 0.2%
Clay Cnty. MO. Pub. Sch. Dist. No. 53, Liberty Sch. Bldg. MO. Direct. Dep. Prog., G.O.	AA+(d)	5.00%	3/01/27	$1,500	$1,550,445

New Hampshire 0.7%
Manchester Hsg. & Redev. Auth., Rev., Ser. B, C.A.B.S., A.C.A.	Baa3	6.29(k)	1/01/24	4,740	1,707,064
New Hampshire Hlth. & Ed. Facs. Auth. Rev., New Hampshire College Issue (Pre-refunded Date 1/01/11)(b)	BBB-(d)	7.50	1/01/31	3,000	3,376,410

					5,083,474

New Jersey 9.0%
Cape May Cnty. Ind. Poll. Ctrl., Fin. Auth. Rev., Altantic City Elec. Co., Ser. A, M.B.I.A.(f)	A2	6.80	3/01/21	2,615	3,125,448
Clearview Reg. High Sch. Dist., G.O., F.G.I.C.(f)	NR	5.375	8/01/15	1,205	1,310,895
Jackson Twnshp. Sch. Dist., G.O., F.G.I.C.	NR	6.60	6/01/10	1,600	1,704,208
G.O., F.G.I.C.	NR	6.60	6/01/11	1,600	1,749,824
New Jersey Econ. Dev. Auth. Rev., Cigarette Tax	Baa2	5.625	6/15/19	1,750	1,714,528
Cigarette Tax	Baa2	5.75	6/15/34	1,750	1,624,315
First Mtge.—Franciscan Oaks	AA(d)	5.70	10/01/17	2,040	1,990,795
First Mtge.—Keswick Pines	AA(d)	5.75	1/01/24	1,750	1,629,215
Masonic Charity Fdn. Proj.	A-(d)	5.875	6/01/18	250	261,425
Masonic Charity Fdn. Proj.	A-(d)	6.00	6/01/25	1,150	1,193,114
Trans. Proj. Sublease, Ser. A, Rfdg.	A1	5.00	5/01/19	3,725	3,967,088
New Jersey Hlth. Care Facs. Fin. Auth. Rev., Atlantic City Med., Unrefunded Balance	A2	6.25	7/01/17	2,185	2,345,335
New Jersey Hlth. Care Facs. Fin. Auth. Rev., Atlantic City Med. Ctr. (Pre-refunded Date 7/1/12)(b)	A2	6.25	7/01/17	1,740	1,965,782

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	19

Portfolio of Investments

as of August 31, 2008 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New Jersey (cont’d)
St. Peter’s Univ. Hosp., Ser. A	Baa2	6.875%	7/01/30	$3,750	$3,809,175
South Jersey Hosp. (Pre-refunded Date 7/01/12)(b)	A3	6.00	7/01/26	2,565	2,862,668
South Jersey Hosp. (Pre-refunded Date 7/01/12)(b)	A3	6.00	7/01/32	2,000	2,232,100
St. Joseph’s Hosp. & Med. Ctr., Ser. A, CONNIE LEE, A.M.B.A.C.	AA(d)	5.70	7/01/11	1,655	1,655,348
New Jersey St. Hwy. Auth. Garden St. Pkwy., Gen. Rev., E.T.M.(b)	A1	6.20	1/01/10	2,210	2,284,322
New Jersey St. Tpke. Auth., Tpke. Rev., Growth & Income Secs., Ser. B, A.M.B.A.C., C.A.B.S. (Converts to 5.15% on 1/1/15)	Aa3	4.381(k)	1/01/35	1,500	1,090,200
Ser. A, M.B.I.A., Unrefunded Balance	A2	5.75	1/01/18	1,465	1,500,893
New Jersey St. Trans. Trust Fund Ser. A	A1	5.50	12/15/23	6,000	6,615,779
Ser. B, M.B.I.A.(h)	Aaa	6.50	6/15/11	1,310	1,455,547
Ser. B, M.B.I.A., E.T.M.(b)(h)	Aaa	6.50	6/15/11	6,190	6,877,736
Rutgers—The St. Univ. of New Jersey, Rev., Ser. A	Aa3	6.40	5/01/13	1,720	1,878,739
Tobacco Settlement Fin. Corp. Rev., Asset Bkd. (Pre-refunded Date 6/1/12)(b)	Aaa	6.00	6/01/37	400	448,192
(Pre-refunded Date 6/1/12)(b)	Aaa	6.125	6/01/42	2,000	2,249,840
Ser. 1A	Baa3	5.00	6/01/41	4,000	2,847,960

					62,390,471

New Mexico 0.9%
New Mexico Mtge. Fin. Auth. Rev., Sngl. Fam. Mtge.
Ser. A, G.N.M.A., F.N.M.A., F.H.L.M.C., A.M.T.	Aaa	5.50	7/01/36	1,750	1,783,093
Ser. B, G.N.M.A., F.N.M.A., F.H.L.M.C., A.M.T.	AAA(d)	4.75	7/01/35	2,555	2,547,028
Ser. C-2, G.N.M.A., F.N.M.A., A.M.T.	AAA(d)	6.15	3/01/32	635	656,050

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
New Mexico (cont’d)

Ser. E, G.N.M.A., F.N.M.A., F.H.L.M.C., A.M.T.	AAA(d)	5.50%	7/01/35	$1,550	$1,578,954

					6,565,125

New York 19.4%
Brookhaven Ind. Dev. Agcy. Civic Fac. Rev., Mem. Hosp. Med. Ctr., Inc., Ser. A, (Pre- refunded Date 11/15/10)(b)	NR	8.125	11/15/20	500	563,680
Dutchess Cnty. Ind. Dev. Agcy. Civic Fac. Rfdg., Rev., Bard Coll. (Pre-refunded Date 8/01/10)(b)	A3	5.75	8/01/30	3,500	3,775,275
Erie Cnty. Ind. Dev. Agcy., Sch. Fac. Rev., City of Buffalo Proj., F.S.A.	Aaa	5.75	5/01/19	1,250	1,345,175
F.S.A.	Aaa	5.75	5/01/23	3,030	3,234,828
F.S.A.	Aaa	5.75	5/01/24	9,765	10,132,847
Islip Res. Rec. Agcy., Rev., Ser. B, A.M.B.A.C., A.M.T.	Aa3	7.20	7/01/10	1,745	1,861,514
Metropolitan Trans. Auth., Rev. Svc. Contract, Ser. A, M.B.I.A.	A1	5.50	7/01/20	3,000	3,201,390
Ser. B, M.B.I.A.	A1	5.50	7/01/23	5,000	5,275,100
Monroe Cnty. Ind. Dev. Agcy. Civic Fac. Rev., Rfdg. Highland Hosp. Rochester	Baa1	5.00	8/01/22	2,000	1,928,760
New York City Ind. Dev. Agcy. Spec. Fac. Rev., Terminal One Group Assn. Proj., A.M.T. (Mandatory Put Date 1/1/16)	A3	5.50	1/01/24	1,500	1,483,050
New York City Mun. Wtr. Fin. Auth., Rev., Unrfdg. Balance, Ser. B	Aa2	6.00	6/15/33	985	1,055,753
New York City Trans. Cultural Res. Rev., Rfdg., Museum Modern Art—1A	Aa2	5.00	4/01/31	2,500	2,551,550

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	21

Portfolio of Investments

as of August 31, 2008 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New York (cont’d)
New York City Trans. Fin. Auth. Rev., Sub-Future Tax Sec., Ser. A (Converts to 14% on 11/1/11)	Aa1	5.50%	11/01/26	$2,650	$2,844,033
Ser. B	Aa2	4.75	11/01/27	5,000	5,081,450
Ser. B	Aa1	5.25	2/01/29	2,500	2,629,750
New York City, G.O., Ser. A, Unrefunded Balance	Aa3	6.00	5/15/30	10	10,483
Ser. A (Pre-refunded Date 5/15/10)(b)	Aa3	6.00	5/15/30	100	107,678
Ser. A-1	Aa3	5.25	8/15/27	5,000	5,200,500
Ser. E	Aa3	5.00	8/01/17	6,000	6,512,460
Ser. J	Aa3	5.00	6/01/27	5,130	5,205,360
New York Liberty Dev. Corp. Rev., National Sports Museum Proj. A	NR	6.125	2/15/19	750	663,698
New York St. Dorm. Auth. Rev., City Univ. Sys Cons., Ser. B	A1	6.00	7/01/14	3,000	3,265,230
Ser. D, E.T.M.(b)	A1	7.00	7/01/09	275	285,456
Lease Rev., Ser. B (Mandatory Put Date 7/01/13)	Aa3	5.25	7/01/29	3,000	3,251,130
Mental Hlth. Svcs. Facs. Impvt., Ser. B	A1	6.50	8/15/11	3,000	3,329,070
Non-State Supported Debt. Mem. Sloan Kettering Sub., Ser. A1	Aa2	4.50	7/01/35	5,000	4,738,600
Rochester Inst. Tech., Ser. A, A.M.B.A.C.	Aa3	5.25	7/01/21	2,000	2,159,160
Rochester Inst. Tech., Ser. A, A.M.B.A.C.	Aa3	5.25	7/01/20	2,100	2,282,448
Ser. B (Mandatory Put Date 7/01/13)	A1	5.25	11/15/23	3,000	3,212,130
Non-State Supported Debt. Columbia Univ.	Aaa	5.00	7/01/38	1,675	1,711,465
New York St. Engy. Res. & Dev. Auth. Rev., Bklyn. Union Gas, Keyspan, Ser. A, F.G.I.C., A.M.T.	A(d)	4.70	2/01/24	2,000	1,860,200

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New York (cont’d)
New York St. Environ. Facs. Corp. Rev., Clean Wtr. & Drinking Revolving Fds. Pooled Fin., Ser. B	Aaa	5.50%	10/15/23	$3,750	$4,300,650
Ser. E(f)	Aaa	6.50	6/15/14	35	35,127
Wtr.Proj.	Aaa	5.00	6/15/34	2,000	2,021,900
Wtr. Proj., Ser. K	Aaa	5.25	6/15/22	3,000	3,160,860
New York St. Hsg. Fin. Agcy. Rev., St. Univ. Constr., Ser. A, E.T.M.(b)	A1	8.00	5/01/11	2,540	2,740,660
New York St. Local Gov’t. Assist. Corp. Rev., C.A.B.S., Ser. C	Aa3	3.791(k)	4/01/14	5,882	4,838,474
Ser. E	Aa3	6.00	4/01/14	3,000	3,333,360
New York St. Mun. Bond. Bank Agcy. Rev., Special Sch. Supply, Ser. C	A+(d)	5.25	6/01/22	3,200	3,302,880
Ser. C1	A+(d)	5.25	12/01/22	3,595	3,710,579
New York St. Twy. Auth. Rev., Second Gen. Hwy. & Brdg. Trans. Fd., Ser. B	AA(d)	5.00	4/01/21	2,500	2,639,425
Port Auth. of New York & New Jersey Cons. Rev., Ser. 127, A.M.B.A.C., A.M.T.	Aa3	5.50	12/15/15	3,000	3,125,820
Ser. 135	Aa3	5.00	3/15/39	5,380	5,439,826
Triborough Bridge & Tunnel Auth., New York Rev., Ser. C	Aa2	5.00	11/15/33	5,000	5,083,650

					134,492,434

North Carolina 2.6%
Cape Fear Pub. Util. Auth. Wtr. & Swr. Sys. Rev.,	Aa3	5.00	8/01/31	2,000	2,034,360
Charlotte Arpt. Rev., Ser. B, A.M.T., M.B.I.A.	A1	6.00	7/01/24	1,000	1,015,070
Charlotte Mecklenburg Hosp. Auth. Hlth. Care Sys. Rev., Rfdg., Carolinas Healthcare, Ser. A	Aa3	5.00	1/15/39	2,000	1,909,780
Charlotte Storm Wtr. Fee Rev. (Pre-refunded Date 6/01/10)(b)	Aa2	6.00	6/01/25	500	538,720

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	23

Portfolio of Investments

as of August 31, 2008 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

North Carolina (cont’d)
North Carolina Eastern Mun. Powr. Agcy., Powr. Sys. Rev., A.M.B.A.C.	Aa3	6.00%	1/01/18	$1,000	$1,098,870
Ser. A (Pre-refunded Date 1/01/22)(b)	Aaa	6.00	1/01/26	650	770,718
Ser. A, E.T.M.(b)	Aaa	6.50	1/01/18	2,635	3,212,961
Ser. A, E.T.M.(b)	Baa1	6.40	1/01/21	1,000	1,194,590
Ser. A, M.B.I.A., Unrefunded Balance	A2	6.50	1/01/18	1,005	1,142,022
North Carolina Hsg. Fin. Agcy. Rev., Home Ownership, Ser. 6A, A.M.T.	Aa2	6.20	1/01/29	415	422,366
North Carolina Mun. Powr. Agcy. Rev., No. 1 Catawba Elec., M.B.I.A.	A2	6.00	1/01/10	1,250	1,302,150
Ser. A	A2	5.25	1/01/20	1,000	1,044,970
Piedmont Triad Arpt. Auth. Rev., Ser. B, A.M.T., F.S.A.	Aaa	6.00	7/01/21	1,000	1,015,160
Pitt Cnty. Rev., Mem. Hosp., E.T.M.(b)	Aaa	5.25	12/01/21	1,000	1,074,030

					17,775,767

North Dakota 1.5%
Mercer Cnty. Poll. Control Rev., Antelope Valley Station, A.M.B.A.C.	Aa3	7.20	6/30/13	9,000	10,055,610

Ohio 3.3%
American Mun. Pwr., Inc., Ser. A	Aa3	5.00	2/01/13	2,500	2,524,675
Buckeye Ohio Tob. Settlement, Asset Bkd. Sr. Turbo, Ser. A-2	Baa3	5.875	6/01/47	1,000	811,960
Ser. A.	Baa3	6.50	6/01/47	4,250	3,779,993
Columbus Citation Hsg. Dev. Corp., Mtge. Rev., F.H.A. (Pre- refunded Date 1/01/15)(b)	AA(d)	7.625	1/01/22	1,470	1,763,824
Cuyahoga Cnty. Hosp. Facs. Rev., Canton, Inc. Proj.	Baa2	7.50	1/01/30	5,000	5,285,699
Hamilton Cnty. Sales Tax Rev., Sub., Ser. B, A.M.B.A.C., C.A.B.S.	Aa3	4.90(k)	12/01/20	2,000	1,109,000

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Ohio (cont’d)
Hilliard Sch. Dist. Sch. Impvt., G.O., C.A.B.S., F.G.I.C.	Aa2	4.83%(k)	12/01/19	$1,720	$1,027,614
Lucas Cnty. Hlth. Care Facs. Rev., Sunset Retirement Impvt., Ser. A, Rfdg.	NR	6.625	8/15/30	1,000	1,022,750
Lucas Cnty. Hosp. Rev., Rfdg., Promedica Healthcare Group, Ser. B, A.M.B.A.C.	Aa3	5.00	11/15/21	3,935	3,880,106
Ohio St. Higher Ed. Facility Cmnty. Rev., Case Western Reserve Univ., Ser. B	A1	6.50	10/01/20	750	887,265
Richland Cnty. Hosp. Facs. Rev., Medcentral Hlth. Systems, Ser. B (Pre-refunded Date 11/15/10)(b)	A-(d)	6.375	11/15/22	665	727,038
Ser. B, Unrefunded Balance	A-(d)	6.375	11/15/22	335	345,027

					23,164,951

Oklahoma 0.3%
Oklahoma Hsg. Fin. Agcy. Rev., Home Ownership, Ser. B-1, G.N.M.A., F.N.M.A., A.M.T.	Aaa	4.875	9/01/33	2,185	2,225,794

Pennsylvania 8.7%
Allegheny Cnty. Hosp. Dev. Rev.,. Univ. Pittsburgh Med. Cent., Ser. B	Aa3	5.00	6/15/18	1,500	1,554,090
Allegheny Cnty. San. Auth. Swr. Rev., M.B.I.A. (Pre-refunded Date 12/01/10)(b)	A2	5.50	12/01/20	2,500	2,695,625
M.B.I.A., Unrefunded Balance	A2	5.50	12/01/30	460	474,338
Armstrong Cnty., G.O., M.B.I.A.	A2	5.40	6/01/31	2,000	2,030,860
Berks Cnty. Mun. Auth. Hosp. Rev., Reading Hosp. Med. Ctr. Proj., M.B.I.A.	Aa3	5.70	10/01/14	1,250	1,347,650
Bucks Cnty. Wtr. & Swr. Auth. Rev., Ser. A, A.M.B.A.C.	Aa3	5.375	6/01/16	1,080	1,155,730
Canon McMillan Sch. Dist., G.O., Ser. B, F.G.I.C.(f)	A(d)	5.50	12/01/29	3,000	3,060,300

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	25

Portfolio of Investments

as of August 31, 2008 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Pennsylvania (cont’d)
Delaware Cnty. Auth. Rev., Dunwoody Vlge. Proj. (Pre-refunded Date 4/01/10)(b)	BBB(d)	6.25%	4/01/30	$1,000	$1,061,740
Delaware River Port Auth. Rev., PA & NJ Port Dist. Proj., Ser. B, F.S.A.	Aaa	5.625	1/01/26	5,000	5,125,649
Ser. B, F.S.A.	Aaa	5.70	1/01/22	1,000	1,027,740
Erie Parking Auth. Facs. Rev. Gtd., F.S.A. (Pre-refunded Date 09/01/13)(b)	Aaa	5.00	9/01/26	70	76,916
Lancaster Cnty. Hosp. Auth. Rev., Gen. Hosp. Proj. (Pre-refunded Date 9/15/13)(b)	NR	5.50	3/15/26	1,500	1,674,090
Garden Spot Vlge. Proj., Ser. A (Pre-refunded Date 5/1/10)	NR	7.625	5/01/31	1,000	1,099,060
Lebanon Cnty. Hlth. Facs. Auth. Rev., Good Samaritan Hosp. Proj.	Baa2	6.00	11/15/35	1,000	994,580
Monroe Cnty. Hosp. Auth. Rev., Pocono Med. Center (Pre-refunded Date 1/01/14)(b)	NR	6.00	1/01/43	2,500	2,851,450
Northampton Cnty. Higher Ed. Auth. Rev., Moravian Coll., A.M.B.A.C.	Aa3	6.25	7/01/11	2,195	2,311,116
Pennsylvania Econ. Dev. Fin. Auth. Res. Recov. Rev., Rfdg., Colver Proj., Ser. F, A.M.B.A.C., A.M.T.	Aa3	4.625	12/01/18	2,250	2,086,065
Ser. F, A.M.B.A.C., A.M.T.	Aa3	5.00	12/01/15	500	495,915
Pennsylvania St. Ind. Dev. Auth. Rev., Econ. Dev., A.M.B.A.C.	Aa3	5.50	7/01/17	4,000	4,333,359
Econ. Dev., A.M.B.A.C.	Aa3	5.50	7/01/20	2,750	2,932,078
Pennsylvania St. Tpke. Comn. Rev., Oil Franchise Tax Rev., Ser. A, A.M.B.A.C., E.T.M.(b)	Aa3	5.25	12/01/18	1,435	1,458,003
Philadelphia Auth. Indl. Dev. Rev., Please Touch Museum Proj.	BBB-(d)	5.25	9/01/31	1,000	879,940
Ser. B, F.S.A. (Pre-refunded Date 10/1/11)(b)	Aaa	5.50	10/01/18	2,000	2,194,520

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Pennsylvania (cont’d)
Philadelphia Hosps. & Higher Ed. Facs., Auth. Hosp. Rev., Grad. Hlth. Sys., C.A.B.S. (cost $1,820,479; purchased 4/25/96-7/2/98)(c)(g)(i)	NR	7.25%	7/01/18	$1,803	$18
Philadelphia Parking Auth. Rev., Arpt., F.S.A.	Aaa	5.625	9/01/19	2,500	2,595,375
Philadelphia Wtr. & Wste. Wtr. Rev., Ser. A, F.S.A.	Aaa	5.25	7/01/19	2,000	2,147,560
Pittsburgh Urban Redev. Auth., Mtge. Rev., F.H.A. Mtgs., G.N.M.A., F.N.M.A., Ser. A, A.M.T.	Aa1	6.25	10/01/28	820	830,824
Pittsburgh Urban Redev. Auth., Wtr. & Swr. Sys. Rev., Ser. A, F.G.I.C., E.T.M.(b)	NR	6.50	9/01/13	1,780	2,001,468
Unrefunded Bal. Rfdg., Ser. A, F.G.I.C.	NR	6.50	9/01/13	2,220	2,418,646
Schuylkill Cnty. Ind. Dev. Auth. Rev., Pine Grove Landfill, Inc., A.M.T. (Mandatory Put Date 4/01/09)	BBB(d)	5.10	10/01/19	1,000	1,003,350
Unity Twnshp. Mun. Auth., Gtd. Swr. Rev., A.M.B.A.C., C.A.B.S., E.T.M.(b)	Aa3	3.722(k)	11/01/12	1,035	910,220
Washington Cnty. Hosp. Auth. Rev., Monongahela Valley Hosp.	A3	6.25	6/01/22	2,400	2,501,688
Westmoreland Cnty. Ind. Dev. Agcy. Rev., Gtd., Valley Landfill Proj., A.M.T. (Mandatory Put Date 5/01/09)	BBB(d)	5.10	5/01/18	3,000	3,011,400

					60,341,363

Puerto Rico 4.3%
Puerto Rico Comnwlth., G.O., Linked B.P.O., A.M.B.A.C.—T.C.R.S.	Aa3	7.00	7/01/10	11,530	12,365,694
M.B.I.A.-I.B.C.	A2	7.00	7/01/10	1,970	2,091,667
Ser. A, Unrefunded Bal. Pub. Impt.	Baa3	5.25	7/01/30	1,095	1,090,686

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	27

Portfolio of Investments

as of August 31, 2008 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Puerto Rico (cont’d)
Puerto Rico Comnwlth., G.O., Govt. Dev. Bank, Ser. C, A.M.T.	Baa3	5.25%	1/01/15	$1,000	$1,020,990
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev., Rfdg., Ser. CC	Baa2	5.50	7/01/28	2,500	2,588,800
Ser. G, F.G.I.C.	Baa3	5.25	7/01/18	2,250	2,270,385
Ser. J (Pre-refunded Date 7/01/14)(b)	Baa3	5.50	7/01/23	1,320	1,473,014
Ser. K	Baa3	5.00	7/01/14	2,000	2,058,480
Puerto Rico Elec. Pwr. Auth. Pwr. Rev., Ser. TT	A3	5.00	7/01/22	1,250	1,237,613
Puerto Rico Mun. Fin. Agcy., G.O.	Baa3	5.00	8/01/12	1,000	1,032,710
Puerto Rico Pub. Bldg. Auth. Rev., Gtd. Rfdg., Govt. Facs., Ser. N	Baa3	5.50	7/01/19	2,500	2,567,575

					29,797,614

Rhode Island 0.7%
Rhode Island Hlth. & Ed. Bldg. Corp. Higher Ed. Fac. Rev., Brown Univ.	Aa1	5.00	9/01/37	5,000	5,057,800

South Carolina 1.1%
Charleston Wtr. Works & Swr. Rev., E.T.M.(b)	Aaa	10.375	1/01/10	2,385	2,541,504
South Carolina Jobs Econ. Dev. Auth. Hosp. Facs. Rev., Rfdg. & Impvt., Palmetto Hlth.
Ser. A, F.S.A.	Aaa	4.75	8/01/31	2,000	1,900,760
Ser. C (Pre-refunded Date 8/1/13)(b)	Baa1	6.875	8/01/27	345	404,554
Ser. C (Pre-refunded Date 8/1/13)(b)	Baa1	6.875	8/01/27	2,655	3,123,926

					7,970,744

South Dakota 0.1%
Ed. Enhancement Fin. Fdg. Corp. Rev., Tobacco, Ser. B	Baa3	6.50	6/01/32	1,000	982,660

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Tennessee 1.8%
Bristol Hlth. & Ed. Facility Rev., Bristol Mem. Hosp., F.G.I.C., E.T.M.(b)	NR	6.75%	9/01/10	$5,000	$5,228,800
Knox Cnty. Tenn. Hlth. Edl. & Hsg. Facs. Brd. Hosp. Facs. Covenant Hlth. Rev., Rdfg., & Impt. Ser. A, C.A.B.S.	A-(d)	5.07(k)	1/01/35	1,000	186,480
Univ. Hlth. Sys., Inc.	BBB+(d)	5.25	4/01/27	1,000	951,850
Shelby Cnty. Hlth. Ed. & Hsg. Facility Brd. Hosp. Rev., Methodist Hlth. Care (Pre-refunded Date 9/01/12)(b)	AAA(d)	6.50	9/01/26	940	1,077,174
Methodist Hlth. Care (Pre-refunded Date 9/01/12)(b)	AAA(d)	6.50	9/01/26	560	641,721
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	A2	5.00	2/01/18	2,000	1,950,940
Tennessee Hsg. Dev. Agcy. Rev., Homeownership Program, A.M.T.	Aa2	5.00	7/01/34	2,120	2,137,914

					12,174,879

Texas 6.7%
Austin Elec. Util. Sys. Rev., Rfdg., Ser. A , A.M.B.A.C	Aa3	5.00	11/15/22	4,610	4,718,750
Brazos River Auth. Poll. Control Rev., TXU Energy Co. LLC Proj., A.M.T.	Caa1	5.40	5/01/29	1,500	1,060,740
Proj., Ser. D (Mandatory Put Date 10/01/14)	Caa1	5.40	10/01/29	1,000	863,040
Brazos River Auth. Rev., Houston Inds., Inc., Proj. B, A.M.B.A.C.	Aa3	5.125	11/01/20	3,500	3,581,900
Dallas Tex Area Rapid Tran. Sales Tax Rev., Sr. Lien	Aa3	4.75	12/01/30	1,975	1,929,753
Harris Cnty. Cultural Edu. Facs. Fin. Corp. Rev., Methodist Hosp. Sys., Ser. B	AA(d)	5.50	12/01/18	1,000	1,075,560
Houston Texas Higher Edu. Fin. Corp. Higher Edu. Rev., Rice Univ. Proj., Ser. B	Aaa	4.75	11/15/33	3,000	2,935,050

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	29

Portfolio of Investments

as of August 31, 2008 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Texas (cont’d)
Katy. Tex. Indpt. Sch. Dist. Sch. Bldg. G.O., Ser. C, P.S.F.-Gtd.	Aaa	5.00%	2/15/38	$1,420	$1,421,022
Lower Colo. Riv. Auth. Tex Rev., Rfdg.,.	A1	5.75	5/15/28	3,205	3,345,924
North Tex. Twy. Auth. Rev., Rfdg., Sys., First Tier., Ser. A	A2	5.75	1/01/40	1,500	1,469,985
Second Tier, Ser. F	A3	5.75	1/01/38	2,500	2,410,650
Pflugerville Tex. Indpt. Sch. Dist. Sch. Bldg., G.O., P.S.F.-Gtd.	Aaa	5.00	2/15/33	2,500	2,510,225
Port Houston Auth. Rev., Tex. Harris Cnty., G.O., Rfdg., Ser. A, A.M.T.	Aa1	6.125	10/01/33	1,000	1,055,770
Sabine River Auth. Poll Control Rev., TXU Energy Co. LLC Proj., Ser. B	Caa1	6.15	8/01/22	1,000	817,250
San Antonio Elec. & Gas Sys.,	Aa1	5.00	2/01/29	5,000	5,093,900
Ser. A	Aa1	5.00	2/01/21	5,000	5,239,300
Texas St. Pub. Fin. Auth. Charter Sch. Fin. Corp. Rev., Edu.-Idea. Pub. Sch. Proj., Ser. A, A.C.A.	BBB-(d)	5.00	8/15/30	1,000	831,950
Texas St. Pub. Fin. Auth. Rev., Southern Univ. Fin. Sys., M.B.I.A.	A2	5.50	11/01/18	2,240	2,347,318
Texas St., Transn Commn- Mobility Fd., G.O.	Aa1	4.75	4/01/27	4,000	4,002,640

					46,710,727

Utah 0.6%
Intermountain Power Agcy., Utah Pwr., Supply Rev., A.M.B.A.C.	Aa3	5.00	7/01/17	3,000	3,220,200
Utah St. Hsg. Fin. Agcy., Sngl. Fam. Mtge. Rev., Ser. F, Class II, A.M.T.	Aa2	6.125	1/01/27	595	598,683

					3,818,883

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

U.S. Virgin Islands 0.5%
U.S. Virgin Islands Pub. Fin. Auth., Gross Rcpts. Taxes Ln. Nts., Ser. A (Pre-refunded Date 10/01/10)(b)	Baa3	6.50%	10/01/24	$1,750	$1,919,855
Sr. Lien Matching Fund Loan Note A	BBB(d)	5.25	10/01/21	1,500	1,485,930

					3,405,785

Virginia 1.6%
Gloucester Cnty. Ind. Dev., Auth. Sld. Waste Disposal Rev., Waste Mgmt. Services, Ser. A, A.M.T. (Mandatory Put Date 5/01/14)	NR	5.125	9/01/38	2,300	2,188,335
Richmond Met. Auth. Expy. Rev., Rfdg., F.G.I.C.	NR	5.25	7/15/17	5,775	6,115,321
Sussex Cnty. Ind. Dev. Auth. Sld. Waste Disp. Rev., Atlantic Waste, Ser. A, A.M.T. (Mandatory Put Date 5/01/14)	NR	5.125	6/01/28	1,400	1,376,606
Tobacco Settlement Fin. Corp. Rev., Asset Bkd. (Pre-refunded Date 6/01/15)(b)	Aaa	5.625	6/01/37	1,000	1,122,650

					10,802,912

Washington 2.5%
Energy Northwest Wash. Elec. Rev., Columbia Stn., Rfdg., Ser. A	Aaa	5.00	7/01/24	8,510	8,793,639
Tobacco Settlement Auth. Rev., Asset Bkd.	Baa3	6.50	6/01/26	1,780	1,775,497
Washington St. Economic Dev. Fin. Auth. Lease Rev., Biomedical Resh. Pptys. II, M.B.I.A.	Aa2	5.00	6/01/21	3,165	3,268,685
M.B.I.A.	Aa2	5.00	6/01/22	3,070	3,153,166

					16,990,987

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	31

Portfolio of Investments

as of August 31, 2008 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

West Virginia 0.3%
West Virginia St. Hosp. Fin. Auth., Oak Hill Hosp. Rev., Ser. B (Pre-refunded Date 9/01/10)(b)	A2	6.75%	9/01/30	$2,000	$2,194,060

Wisconsin 0.6%
Badger Tobacco Asset Secur. Corp., Rev., Asset Bkd.	Baa3	6.125	6/01/27	2,420	2,401,076
Wisconsin St. Hlth. & Ed. Facs. Auth. Rev., Marshfield Clinic, Ser. B	BBB+(d)	6.00	2/15/25	2,000	2,019,680

					4,420,756

Total long-term investments (cost $709,049,664)					711,553,592

SHORT-TERM INVESTMENTS 0.2%

California 0.2%
California Hsg. Fin. Agy. Rev., Home Mtg., Ser. U, A.M.T., F.S.A., F.R.D.D.(e)	VMIG1	2.94	9/01/08	190	190,000
California Hsg. Fin. Agy. Rev., Var. Home Mtg., Ser. H., A.M.T., F.R.D.D.(e)	VMIG1	2.57	9/01/08	1,100	1,100,000

Total short-term investments (cost $1,290,000)					1,290,000

Total Investments 102.8% (cost $710,339,664; Note 5)					712,843,592
Liabilities in excess of other assets (Note 1)(j)(l) (2.8%)					(19,418,074)

Net Assets 100.0%					$693,425,518

(a)	The following abbreviations are used in portfolio descriptions:

A.C.A.—American Capital Access Corporation

A.C.A.-C.B.I.—A.C.A. Certificate of Bond Insurance

A.G.C.—Assured Guaranty Corporation

A.M.B.A.C.—American Municipal Bond Assurance Corporation

A.M.T.—Alternative Minimum Tax

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

B.P.O.—Bond Payment Obligations

C.A.B.S.—Capital Appreciation Bonds

CONNIE LEE—College Construction Loan Insurance Association

C.O.P.—Certificates of Participation

E.T.M.—Escrowed to Maturity

F.G.I.C.—Financial Guaranty Insurance Company

F.H.A.—Federal Housing Administration

F.H.L.M.C.—Federal Home Loan Mortgage Corporation

F.N.M.A.—Federal National Mortgage Association

F.R.D.D.—Floating Rate (Daily) Demand

F.S.A.—Financial Security Assurance

G.N.M.A.—Government National Mortgage Association

G.O.—General Obligation

I.B.C.—Insured Bond Certificates

IDB—Industrial Development Bond

M.B.I.A.—Municipal Bond Investors Assurance Company

NR —Not Rated by Moody’s or Standard and Poor’s ratings

PCR—Pollution Control Revenue

P.S.F.— Permanent School Fund

R.I.T.E.S.—Residual Interest Tax Exempt Securities Receipts

T.C.R.S.—Transferable Custodial Receipts

X.L.C.A.—XL Capital Assurance

†	The ratings reflected are as of August 31, 2008. Ratings of certain bonds may have changed subsequent to that date.
*	The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
(b)	All or partial escrowed to maturity and pre-refunded securities are secured by escrowed cash and/or U.S. guaranteed obligations.
(c)	Represents issuer in default of interest payments; non-income producing security.
(d)	Standard & Poor’s rating.
(e)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at August 31, 2008.
(f)	All or portion of security segregated as collateral for financial futures contracts.
(g)	Indicates a security that has been deemed illiquid.
(h)	Represents all or partial amount utilized in the Municipal Tender Option Bond transactions. The aggregated principal amount of the inverse floaters and the floating rate notes (included in liabilities) are $9,355,000 and $16,045,000, respectively.
(i)	Indicates a security restricted to resale. The aggregate cost of such securities was $1,820,479. The aggregate value of $18 is approximately 0.0% of the net assets.
(j)	Includes $16,045,000 payable for the floating rate note issued.
(k)	Represents a zero coupon or step bond. Rate shown reflects the effective yield at the time of purchase.
(l)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts as follows:

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	33

Portfolio of Investments

as of August 31, 2008 continued

Open futures contracts outstanding at August 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at August 31, 2008	Unrealized Appreciation (Depreciation)
	Long Position:
13	U.S. Treasury 5 Yr Notes	Sept. 2008	$1,446,353	$1,461,891	$15,538
	Short Positions:
45	U.S. Long Bond	Sept. 2008	5,218,815	5,318,437	(99,622)
83	U.S. Treasury 10 Yr Notes	Dec. 2008	9,555,010	9,586,500	(31,490)
86	U.S. Long Bond	Dec. 2008	10,055,791	10,088,875	(33,084)

					$(148,658)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2008 were as follows:

Transportation	15.6%
Healthcare	15.3
General Obligation	15.2
Power	10.9
Education	8.4
Lease Backed Certificate of Participation	7.7
Special Tax/Assessment District	7.5
Other	5.1
Corporate Backed IDB & PCR	4.2
Water & Sewer	3.9
Housing	3.1
Tobacco	2.8
Pooled Financing	2.1
Solid Waste/Resource Recovery	0.7
Short-Term Investments	0.2
Tobacco Appropriated	0.1

102.8
Liabilities in excess of other assets	(2.8)

Net Assets	100.0%

Industry classification is subject to change.

See Notes to Financial Statements.

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Financial Statements

AUGUST 31, 2008	ANNUAL REPORT

Dryden National Municipals Fund, Inc.

Statement of Assets and Liabilities

as of August 31, 2008

Assets
Unaffiliated investments at value (cost $710,339,664)	$712,843,592
Cash	47,113
Interest receivable	9,572,020
Receivable for investments sold	2,936,569
Receivable for Fund shares sold	107,310
Due from broker-variation margin	95,297

Total assets	725,601,901

Liabilities
Payable for floating rate notes issued	16,045,000
Payable for investments purchased	13,762,041
Interest expense and fees payable	593,165
Payable for Fund shares reacquired	465,639
Dividends payable	463,338
Accrued expenses	309,133
Management fee payable	279,746
Distribution fee payable	157,591
Deferred directors’ fees	69,749
Transfer agent fee payable	30,981

Total liabilities	32,176,383

Net Assets	$693,425,518

Net assets were comprised of:
Common stock, at par	$481,252
Paid-in capital in excess of par	689,642,523

690,123,775
Undistributed net investment income	392,888
Accumulated net realized gain on investment and financial futures transactions	553,585
Net unrealized appreciation on investments	2,355,270

Net assets, August 31, 2008	$693,425,518

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($643,186,147 ÷ 44,646,377 shares of common stock issued and outstanding)	$14.41
Maximum sales charge (4% of offering price)	.60

Maximum offering price to public	$15.01

Class B
Net asset value, offering price and redemption price per share
($34,786,665 ÷ 2,407,944 shares of common stock issued and outstanding)	$14.45

Class C
Net asset value, offering price and redemption price per share
($10,912,292 ÷ 755,504 shares of common stock issued and outstanding)	$14.44

Class Z
Net asset value, offering price and redemption price per share
($4,540,414 ÷ 315,386 shares of common stock issued and outstanding)	$14.40

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	37

Statement of Operations

Year Ended August 31, 2008

Net Investment Income
Income
Interest	$36,591,179

Expenses
Management fee	3,458,526
Distribution fee—Class A	1,677,194
Distribution fee—Class B	201,352
Distribution fee—Class C	84,227
Interest expenses and fees related to inverse floaters (Note 1)	593,165
Transfer agent’s fee and expenses (including affiliated expense of $176,200)	454,000
Custodian’s fees and expenses	110,000
Registration fees	42,000
Directors’ fees	32,000
Reports to shareholders	30,000
Audit fee	29,000
Legal fees and expenses	25,000
Insurance	15,000
Interest expense (Note 8)	682
Miscellaneous	8,941

Total expenses	6,761,087
Less: Custodian fee credit (Note 1)	(233)

Net expenses	6,760,854

Net investment income	29,830,325

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	366,976
Financial futures transactions	(735,011)

(368,035)

Net change in unrealized appreciation (depreciation) on:
Investments	(10,035,883)
Financial futures contracts	(35,276)

(10,071,159)

Net loss on investments	(10,439,194)

Net Increase In Net Assets Resulting From Operations	$19,391,131

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31, 2008	Eight Months Ended August 31, 2007	Year Ended December 31, 2006
Increase (Decrease) In Net Assets
Operations
Net investment income	$29,830,325	$21,243,882	$19,703,856
Net realized gain (loss) on investment and financial futures transactions	(368,035)	1,889,212	1,640,664
Net change in unrealized appreciation (depreciation) on investments	(10,071,159)	(26,606,020)	61,524

Net increase (decrease) in net assets resulting from operations	19,391,131	(3,472,926)	21,406,044

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(27,383,799)	(19,375,383)	(18,340,387)
Class B	(1,540,591)	(1,250,595)	(934,711)
Class C	(402,419)	(275,528)	(133,679)
Class Z	(195,286)	(143,482)	(128,569)

	(29,522,095)	(21,044,988)	(19,537,346)

Distributions from net realized gains
Class A	(985,305)	(665,880)	(2,075,440)
Class B	(63,842)	(46,304)	(107,175)
Class C	(15,950)	(10,956)	(16,821)
Class Z	(6,954)	(4,662)	(13,314)

	(1,072,051)	(727,802)	(2,212,750)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	20,322,245	8,239,291	11,548,760
Net asset value of shares issued in connection with merger (Note 7)	—	—	383,224,932
Net asset value of shares issued in reinvestment of dividends and distributions	19,833,680	14,108,646	13,892,030
Cost of shares reacquired	(91,735,905)	(81,886,147)	(73,481,771)

Increase (decrease) in net assets from Fund share transactions	(51,579,980)	(59,538,210)	335,183,951

Total increase (decrease)	(62,782,995)	(84,783,926)	334,839,899

Net Assets
Beginning of period	756,208,513	840,992,439	506,152,540

End of period (a)	$693,425,518	$756,208,513	$840,992,439

(a) Includes undistributed net investment income of:	$392,888	$393,926	$393,925

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	39

Notes to Financial Statements

Dryden National Municipals Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Effective with the fiscal period ended August 31, 2007, the Fund’s fiscal year has changed from an annual reporting period that ends December 31 to one that ends August 31. This change should have no impact on the way the Fund is managed. Shareholders will receive future annual and semiannual reports on the new fiscal year-end schedule.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on an exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid

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price in the absence of an asked price. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotations.

Interest Rate Swaps: The Fund may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Net interest payments/receipts are included in interest income in the Statement of Operations.

During the term of the swap, changes in the value of the swap are recorded as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. The Fund is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

Dryden National Municipals Fund, Inc.	41

Notes to Financial Statements

continued

Floating-Rate Notes Issued in Conjunction with Securities Held: The Fund invests in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Fund enters into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Fund transfers a fixed rate bond to a broker for cash. At the same time the Fund buys (receives) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Fund. The “trust” also issues floating rate notes (“floating rate notes”), which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Fund gives the Fund the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Fund thereby collapsing the trust. In accordance with FAS Statement No. 140, the Fund accounts for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Fund’s “Statement of Assets and Liabilities.” Interest expense related to the Fund’s liability in connection with the floating rate notes held by third parties is recorded as incurred. The interest expense is under the caption “interest expenses and fees related to inverse floaters” in the Fund’s “Statement of Operations” and is also included in the Fund’s expense ratio.

The Fund may also invest in inverse floaters without transferring a fixed rate bond into a trust, which is not accounted for as funded leverage. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

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The Fund’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the period may include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities are valued pursuant to the valuation procedures noted above.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of portfolio securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Fund amortizes premiums and accretes discounts on purchases of debt securities as adjustments to interest income.

Dryden National Municipals Fund, Inc.	43

Notes to Financial Statements

continued

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of

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PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund’s average daily net assets in excess of $1.5 billion. The effective management fee rate was .48 of 1% for the year ended August 31, 2008.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the year ended August 31, 2008, PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it received approximately $86,100 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2008. From these fees, PIMS paid a substantial portion of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PlMS has advised the Fund that for the year ended August 31, 2008, it received approximately $1,200, $39,300 and $500 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds

Dryden National Municipals Fund, Inc.	45

Notes to Financial Statements

continued

renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2008.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended August 31, 2008, the Fund incurred approximately $75,400 in total networking fees, of which $38,000 was paid to First Clearing. These amounts are included in transfer agent’s fee and expenses on the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2008, aggregated $310,046,966 and $366,742,667, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gain on investment and financial futures transactions on the Statement of Assets and Liabilities that more closely

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represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and financial futures transactions. For the year ended August 31, 2008, the adjustments were to decrease undistributed net investment income and to increase accumulated net realized gain on investment and financial futures transactions by $309,268 due to the difference in the treatment of accreting market discount between financial and tax reporting and the differences in accounting treatment between book and tax relating to municipal tender option bond transactions. Net investment income, net realized gains or losses and net assets were not affected by this change.

For the year ended August 31, 2008, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $29,523,133 from tax-exempt income and $1,071,013 from long-term capital gains, respectively. For the eight-month period ended August 31, 2007, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $21,044,988 from tax-exempt income, $370,155 from taxable ordinary income and $357,647 from long-term capital gains.

As of August 31, 2008, the accumulated undistributed earnings on a tax basis were $928,031 from tax-exempt income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$709,594,155	$22,406,762	$19,157,325	$3,249,437

The differences between book and tax basis are primarily attributable to differences in the treatment of accreting market discount and premium amortization and municipal tender option bond transactions for book and tax purposes.

As of August 31, 2008, the Fund had a capital loss carryforward for tax purposes of approximately $225,000 which expires 2016. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which

Dryden National Municipals Fund, Inc.	47

Notes to Financial Statements

continued

the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase Class A shares in an amount of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, if they sell these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are subject to a CDSC of 1% within 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock, $.01 par value per share, authorized and divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2008:
Shares sold	982,965	$14,418,334
Shares issued in reinvestment of dividends and distributions	1,255,341	18,325,651
Shares reacquired	(5,597,285)	(81,999,416)

Net increase (decrease) in shares outstanding before conversion	(3,358,979)	(49,255,431)
Shares issued upon conversion from Class B	615,695	8,980,277

Net increase (decrease) in shares outstanding	(2,743,284)	$(40,275,154)

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Class A	Shares	Amount
Eight months ended August 31, 2007:
Shares sold	331,196	$4,943,606
Shares issued in reinvestment of dividends and distributions	868,150	12,939,726
Shares reacquired	(4,911,276)	(73,439,142)

Net increase (decrease) in shares outstanding before conversion	(3,711,930)	(55,555,810)
Shares issued upon conversion from Class B	198,694	2,969,728

Net increase (decrease) in shares outstanding	(3,513,236)	$(52,586,082)

Year ended December 31, 2006:
Shares sold	490,088	$7,804,055
Shares issued in connection with the mergers	22,306,557	337,766,998
Shares issued in reinvestment of dividends and distributions	864,075	13,027,032
Shares reacquired	(4,435,437)	(66,820,369)

Net increase (decrease) in shares outstanding before conversion	19,225,283	291,777,716
Shares issued upon conversion from Class B	364,062	5,501,668

Net increase (decrease) in shares outstanding	19,589,345	$297,279,384

Class B
Year ended August 31, 2008:
Shares sold	254,250	$3,714,051
Shares issued in reinvestment of dividends and distributions	71,603	1,048,937
Shares reacquired	(465,424)	(6,801,324)

Net increase (decrease) in shares outstanding before conversion	(139,571)	(2,038,336)
Shares reacquired upon conversion into Class A	(613,359)	(8,980,277)

Net increase (decrease) in shares outstanding	(752,930)	$(11,018,613)

Eight months ended August 31, 2007:
Shares sold	170,759	$2,558,580
Shares issued in reinvestment of dividends and distributions	56,273	841,150
Shares reacquired	(415,019)	(6,196,367)

Net increase (decrease) in shares outstanding before conversion	(187,987)	(2,796,637)
Shares reacquired upon conversion into Class A	(198,113)	(2,969,728)

Net increase (decrease) in shares outstanding	(386,100)	$(5,766,365)

Year ended December 31, 2006:
Shares sold	205,317	$2,888,247
Shares issued in connection with the mergers	2,205,400	33,760,673
Shares issued in reinvestment of dividends and distributions	41,106	621,574
Shares reacquired	(327,067)	(4,942,798)

Net increase (decrease) in shares outstanding before conversion	2,124,756	32,327,696
Shares reacquired upon conversion into Class A	(363,045)	(5,501,668)

Net increase (decrease) in shares outstanding	1,761,711	$26,826,028

Dryden National Municipals Fund, Inc.	49

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended August 31, 2008:
Shares sold	87,008	$1,282,957
Shares issued in reinvestment of dividends and distributions	18,360	268,640
Shares reacquired	(115,848)	(1,699,045)

Net increase (decrease) in shares outstanding	(10,480)	$(147,448)

Eight months ended August 31, 2007:
Shares sold	44,537	$666,236
Shares issued in reinvestment of dividends and distributions	12,280	183,587
Shares reacquired	(99,451)	(1,485,442)

Net increase (decrease) in shares outstanding	(42,634)	$(635,619)

Year ended December 31, 2006:
Shares sold	40,786	$637,059
Shares issued in connection with the mergers	591,006	8,959,024
Shares issued in reinvestment of dividends and distributions	7,193	108,790
Shares reacquired	(60,465)	(915,496)

Net increase (decrease) in shares outstanding	578,520	$8,789,377

Class Z
Year ended August 31, 2008:
Shares sold	62,564	$906,903
Shares issued in reinvestment of dividends and distributions	13,055	190,452
Shares reacquired	(84,325)	(1,236,120)

Net increase (decrease) in shares outstanding	(8,706)	$(138,765)

Eight months ended August 31, 2007:
Shares sold	4,706	$70,869
Shares issued in reinvestment of dividends and distributions	9,677	144,183
Shares reacquired	(51,083)	(765,196)

Net increase (decrease) in shares outstanding	(36,700)	$(550,144)

Year ended December 31, 2006:
Shares sold	14,455	$219,399
Shares issued in connection with the mergers	180,809	2,738,237
Shares issued in reinvestment of dividends and distributions	8,936	134,634
Shares reacquired	(53,379)	(803,108)

Net increase (decrease) in shares outstanding	150,821	$2,289,162

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Note 7. Reorganization

On December 15, 2006, Dryden National Municipals Fund, Inc. acquired all of the net assets of Dryden Municipal Series Fund/Florida Series, Dryden Municipal Series Fund/New Jersey Series, Dryden Municipal Series Fund/New York Series, and Dryden Municipal Series Fund/Pennsylvania Series, pursuant to a plan of reorganization approved by the Dryden Municipal Series Fund/Florida Series, Dryden Municipal Series Fund/New Jersey Series, Dryden Municipal Series Fund/New York Series, and Dryden Municipal Series Fund/Pennsylvania Series shareholders on October 13, 2006. The acquisition was accomplished by a tax-free exchange of Class A, Class B, Class C, and Class Z shares for the corresponding classes of Dryden Municipal Series Fund/Florida Series, Dryden Municipal Series Fund/New Jersey Series, Dryden Municipal Series Fund/New York Series, and Dryden Municipal Series Fund/Pennsylvania Series.

Merged Funds		Acquiring Fund
Dryden Municipal Series Fund/ Florida Series		Dryden National Municipals Fund, Inc.
Class	Shares	Class	Shares	Value
A	3,749,783	A	2,485,498	$37,661,008
B	352,189	B	232,806	3,537,489
C	258,265	C	170,711	2,593,951
Z	48,740	Z	32,333	489,611

Dryden Municipal Series Fund/ New Jersey Series		Dryden National Municipals Fund, Inc.
Class	Shares	Class	Shares	Value
A	8,685,484	A	6,111,073	$92,596,802
B	813,197	B	570,801	8,673,309
C	370,593	C	260,125	3,952,605
Z	73,595	Z	52,179	790,117

Dryden Municipal Series Fund/ New York Series		Dryden National Municipals Fund, Inc.
Class	Shares	Class	Shares	Value
A	10,693,560	A	7,924,509	$120,074,539
B	685,194	B	506,818	7,701,097
C	140,146	C	103,667	1,575,224
Z	129,598	Z	96,297	1,458,183

Dryden National Municipals Fund, Inc.	51

Notes to Financial Statements

continued

Merged Funds		Acquiring Fund
Dryden Municipal Series Fund/ Pennsylvania Series		Dryden National Municipals Fund, Inc.
Class	Shares	Class	Shares	Value
A	8,804,566	A	5,785,477	$87,663,286
B	1,366,247	B	894,975	13,599,143
C	86,267	C	56,503	858,568

The aggregate net assets and unrealized appreciation of the Merged funds immediately before the acquisition were:

Merged Funds	Total Net Assets	Unrealized Appreciation
Dryden Municipal Series Fund/Florida Series	$44,282,059	$1,812,228
Dryden Municipal Series Fund/New Jersey Series	106,012,833	6,523,519
Dryden Municipal Series Fund/New York Series	130,809,043	6,571,304
Dryden Municipal Series Fund/Pennsylvania Series	102,120,997	2,479,386

	$383,224,932	$17,386,437

The aggregate net assets of Dryden National Municipals Fund, Inc. immediately before the acquisition was $468,305,884.

Note 8. Overdrafts

During the year ended August 31, 2008, the Fund paid interest to the custodian for temporary overdrawn balances. The average outstanding balance was $173,063 at a weighted average interest rate of 7.02%.

Note 9. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Dryden National Municipals Fund, Inc.	53

Financial Highlights

	Class A
	Year Ended		Eight-Month Period Ended
	August 31, 2008		August 31, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$14.64		$15.12

Income (Loss) from investment operations
Net investment income	.60		.40
Net realized and unrealized gain (loss) on investment and financials futures transactions	(.21)		(.47)

Total from investment operations	.39		(.07)

Less dividends and distributions
Dividends from net investment income	(.60)		(.40)
Distributions from net realized gains	(.02)		(.01)

Total dividends and distributions	(.62)		(.41)

Net asset value, end of period	$14.41		$14.64

Total Return(b):	2.66%		(.47)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$643,186		$693,818
Average net assets (000)	$670,723		$730,108
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	.91	%(d)	.96	%(d)(e)
Expenses, excluding distribution and service (12b-1) fees	.66	%(d)	.71	%(d)(e)
Net investment income	4.13%		4.02	%(e)
For Class A, B, C and Z shares:
Portfolio turnover rate	42%		24	%(f)

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.
(b)	Total return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d)	The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .83%, .83% and .87% and the expense ratio excluding 12b-1 and interest expense and fees is .58%, .58% and .62% for the year ended August 31, 2008, the eight-month period ended August 31, 2007 and the year ended December 31, 2006, respectively.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

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Class A

Year Ended December 31,
2006		2005	2004	2003

$15.09		$15.32	$15.52	$15.82

.59		.60	.59	.67

.10		(.15)	.02	.05

.69		.45	.61	.72

(.59)		(.60)	(.59)	(.67)
(.07)		(.08)	(.22)	(.35)

(.66)		(.68)	(.81)	(1.02)

$15.12		$15.09	$15.32	$15.52

4.68%		3.02%	4.11%	4.63%

$769,525		$472,491	$508,667	$549,537
$466,577		$492,151	$525,601	$570,837

.97	%(d)	.87%	.86%	.87%

.72	%(d)	.62%	.61%	.62%
3.96%		3.93%	3.83%	4.22%

45%		39%	49%	157%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	55

Financial Highlights

continued

	Class B
	Year Ended		Eight-Month Period Ended
	August 31, 2008		August 31, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$14.68		$15.16

Income (Loss) from investment operations
Net investment income	.57		.38
Net realized and unrealized gain (loss) on investment and financial futures transactions	(.22)		(.48)

Total from investment operations	.35		(.10)

Less dividends and distributions
Dividends from net investment income	(.56)		(.37)
Distributions from net realized gains	(.02)		(.01)

Total dividends and distributions	(.58)		(.38)

Net asset value, end of period	$14.45		$14.68

Total Return(b):	2.41%		(.62)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$34,787		$46,405
Average net assets (000)	$40,259		$50,297
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.16	%(c)	1.21	%(c)(d)
Expenses, excluding distribution and service (12b-1) fees	.66	%(c)	.71	%(c)(d)
Net investment income	3.87%		3.77	%(d)

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.
(b)	Total return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.08%, 1.08% and 1.12% and the expense ratio excluding 12b-1 and interest expense and fees is .58%, .58% and .62% for the year ended August 31, 2008, the eight-month period ended August 31, 2007 and the year ended December 31, 2006, respectively.
(d)	Annualized.

See Notes to Financial Statements.

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Class B

Year Ended December 31,
2006		2005	2004	2003

$15.13		$15.36	$15.56	$15.86

.55		.56	.55	.63

.10		(.15)	.02	.05

.65		.41	.57	.68

(.55)		(.56)	(.55)	(.63)
(.07)		(.08)	(.22)	(.35)

(.62)		(.64)	(.77)	(.98)

$15.16		$15.13	$15.36	$15.56

4.42%		2.76%	3.85%	4.37%

$53,763		$27,013	$36,285	$42,267
$25,361		$32,345	$39,139	$45,147

1.22	%(c)	1.12%	1.11%	1.12%

.72	%(c)	.62%	.61%	.62%
3.72%		3.67%	3.58%	3.97%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	57

Financial Highlights

continued

	Class C
	Year Ended		Eight-Month Period Ended
	August 31, 2008		August 31, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$14.68		$15.16

Income (Loss) from investment operations
Net investment income	.53		.35
Net realized and unrealized gain (loss) on investment and financial futures transactions	(.22)		(.47)

Total from investment operations	.31		(.12)

Less dividends and distributions
Dividends from net investment income	(.53)		(.35)
Distributions from net realized gains	(.02)		(.01)

Total dividends and distributions	(.55)		(.36)

Net asset value, end of period	$14.44		$14.68

Total Return(b):	2.08%		(.74)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$10,912		$11,244
Average net assets (000)	$11,228		$11,867
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.41	%(d)	1.46	%(d)(e)
Expenses, excluding distribution and service (12b-1) fees	.66	%(d)	.71	%(d)(e)
Net investment income	3.63%		3.52	%(e)

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.
(b)	Total return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.
(d)	The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.33%, 1.33% and 1.37% and the expense ratio excluding 12b-1 and interest expense and fees is .58%, .58% and .62% for the year ended August 31, 2008, the eight-month period ended August 31, 2007 and the year ended December 31, 2006, respectively.
(e)	Annualized.

See Notes to Financial Statements.

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Class C

Year Ended December 31,
2006		2005	2004	2003

$15.13		$15.36	$15.56	$15.86

.52		.52	.51	.59

.10		(.15)	.02	.05

.62		.37	.53	.64

(.52)		(.52)	(.51)	(.59)
(.07)		(.08)	(.22)	(.35)

(.59)		(.60)	(.73)	(.94)

$15.16		$15.13	$15.36	$15.56

4.16%		2.50%	3.59%	4.11%

$12,255		$3,482	$4,261	$5,163
$3,884		$3,822	$4,628	$5,792

1.47	%(d)	1.37%	1.36%	1.37%

.72	%(d)	.62%	.61%	.62%
3.49%		3.42%	3.33%	3.73%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	59

Financial Highlights

continued

	Class Z
	Year Ended		Eight-Month Period Ended
	August 31, 2008		August 31, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$14.63		$15.11

Income (Loss) from investment operations
Net investment income	.64		.43
Net realized and unrealized gain (loss) on investment and financial futures transactions	(.22)		(.48)

Total from investment operations	.42		(.05)

Less dividends and distributions
Dividends from net investment income	(.63)		(.42)
Distributions from net realized gains	(.02)		(.01)

Total dividends and distributions	(.65)		(.43)

Net asset value, end of period	$14.40		$14.63

Total Return(b):	2.91%		(.30)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,540		$4,742
Average net assets (000)	$4,506		$5,089
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.66	%(c)	.71	%(c)(d)
Expenses, excluding distribution and service (12b-1) fees	.66	%(c)	.71	%(c)(d)
Net investment income	4.38%		4.27	%(d)

(a)	For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.
(b)	Total return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .58%, .58% and .62% and the expense ratio excluding 12b-1 and interest expense and fees is .58%, .58% and .62% for the year ended August 31, 2008, the eight-month period ended August 31, 2007 and the year ended December 31, 2006, respectively.
(d)	Annualized.

See Notes to Financial Statements.

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Class Z

Year Ended December 31,
2006		2005	2004	2003

$15.08		$15.31	$15.51	$15.81

.63		.64	.63	.71

.10		(.15)	.02	.05

.73		.49	.65	.76

(.63)		(.64)	(.63)	(.71)
(.07)		(.08)	(.22)	(.35)

(.70)		(.72)	(.85)	(1.06)

$15.11		$15.08	$15.31	$15.51

4.94%		3.27%	4.37%	4.90%

$5,450		$3,166	$4,013	$4,221
$3,139		$3,785	$4,064	$4,453

.72	%(c)	.62%	.61%	.62%

.72	%(c)	.62%	.61%	.62%
4.13%		4.17%	4.08%	4.47%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	61

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Dryden National Municipals Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden National Municipals Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended August 31, 2008, the eight month period ended August 31, 2007 and the year ended December 31, 2006 and the financial highlights for the year ended August 31, 2008, the eight month period ended August 31, 2007 and each of years in the three-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2003 were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for the year ended August 31, 2008, the eight month period ended August 31, 2007 and the year ended December 31, 2006 and the financial highlights for the year ended August 31, 2008, the eight month period ended August 31, 2007 and each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 27, 2008

62	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year ended August 31, 2008 as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year.

During the fiscal year ended August 31, 2008, the Fund paid aggregate dividends and distributions as follows:

	Dividends and Distributions
	Class A	Class B	Class C	Class Z

Tax-Exempt Income	$0.5965	$0.5614	$0.5244	$0.6332
Long-Term Capital Gains	0.0212	0.0212	0.0212	0.0212

	$0.6177	$0.5826	$0.5456	$0.6544

We wish to advise you that the corporate dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deductions.

In January 2009, you will be advised on IRS Form 1099 DIV and/or 1099 INT, if applicable, or substitute forms as to the federal tax status of the distributions received by you in calendar year 2008.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

Dryden National Municipals Fund, Inc.	63

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen(1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (January 2003-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

None.
Linda W. Bynoe (56) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co. (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 63	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co., Inc.	None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 63	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Visit our website at www.jennisondryden.com

Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 63	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 63

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Dryden National Municipals Fund, Inc.

Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 147

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]	The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 2003; Richard A. Redeker, 1995; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Michael S. Hyland, 2008; Kevin J. Bannon, 2008, Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and President since 1999.

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Fund Officers(a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).
Andrew R. French (45) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Dryden National Municipals Fund, Inc.

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

[1]	The year that each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1995; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

(a)	Excludes interested Board Members who also serve as President or Vice President.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Board of Directors (the “Board”) of Dryden National Municipals Fund, Inc. (the “Fund”) oversees the management of the Fund, and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five- and ten-year time periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Dryden National Municipals Fund, Inc.

Approval of Advisory Agreements (continued)

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of Dryden National Municipals Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund’s gross performance in relation to its Peer Universe (the Lipper General Municipal Debt Funds Performance Universe) was in the second quartile over the three- and ten-year periods, although performance was in the third quartile over the one- and five-year periods. The Board also noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, though it underperformed its benchmark index over the one-year period. The Board

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concluded that, in light of the Fund’s competitive performance it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any fee waivers, subsidies or expense caps) ranked in the Expense Group’s second quartile, and that the Fund’s total expenses ranked in the Expense Group’s first quartile. The Board concluded that the management and subadvisory fees were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board

Dryden National Municipals Fund, Inc.

Approval of Advisory Agreements (continued)

concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.45%	2.88%	3.59%	—
Class B	–2.51	3.30	3.75	—
Class C	1.10	3.20	3.49	—
Class Z	2.91	3.98	N/A	4.23% (1/22/99)

Average Annual Total Returns (Without Sales Charges) as of 8/31/08
	One Year	Five Years	Ten Years	Since Inception
Class A	2.66%	3.72%	4.01%	—
Class B	2.41	3.46	3.75	—
Class C	2.08	3.20	3.49	—
Class Z	2.91	3.98	N/A	4.23% (1/22/99)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00%. Gross operating expenses: Class A, 0.96%; Class B, 1.16%; Class C, 1.66%; Class Z, 0.66%. Net operating expenses apply to: Class A, 0.91%; Class B, 1.16%; Class C, 1.41%; Class Z, 0.66%, after contractual reduction through 12/31/2009.

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The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 years of returns.

The graph compares a $10,000 investment in the Dryden National Municipals Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1998) and the account values at the end of the current fiscal year (August 31, 2008) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden National Municipals Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden National Municipals Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden National Municipals Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PRNMX	PBHMX	PNMCX	N/A
CUSIP	262470107	262470206	262470305	262470404

MF104E    IFS-A156571    Ed. 10/2008

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended August 31, 2008 and fiscal period January 1, 2007 through August 31, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $29,366 and $27,946, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

During the fiscal year ended August 31, 2008, KPMG, the Registrant’s principal accountant, billed the Registrant $6,167 for professional services rendered in connection with work performed related to inverse floating rate securities. Not applicable for the fiscal period January 1, 2007 through August 31, 2007.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(d) were approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal year 2008 and fiscal period January 1, 2007 through August 31, 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2008 and fiscal period January 1, 2007 through August 31, 2007 was $0 and $44,700, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden National Municipals Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date October 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date October 24, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date October 24, 2008

*	Print the name and title of each signing officer under his or her signature.